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                                                                   Exhibit 10.24

                                 PROMISSORY NOTE

                                                    Date: As of November 9, 2001

                  FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, SIMTROL, INC., by and through its duly authorized representative, (the "Maker"), 5801 Goshen Springs Road, Norcross, Georgia 30071, promises to pay to the order of Edward S. Redstone, a resident of Massachusetts, or his successors and assigns, (the "Noteholder"), at 222 Merrimack Street, Suite 210, Lowell, Massachusetts 01852, or such other address in the United States as the Noteholder shall stipulate by written notice to the Maker, on or before February 7, 2002, an amount equal to the lesser of (A) $200,000 and (B) such lesser amount as has been advanced by the Noteholder to the Maker and not previously repaid (such amount, the "Principal Balance") in lawful money of the United States of America and in immediately available funds, on the dates and in the amounts provided in this Promissory Note (the "Note"). The debt represented by this Note shall be pursuant to advances made, from time to time, by the Noteholder to the Maker.

         CONSIDERATION. For every $1.00 in principal advanced under the Note, the Noteholder shall receive a warrant from the Maker entitling the Noteholder to purchase a share of common stock, par value $.001 per share (the "Common Stock"), of the Maker. Each warrant shall be dated as of the date of the corresponding advance of principal under the Note (the "Warrant Date") and the purchase price per share of the Common Stock under such warrant shall be equal to the lesser of the price quoted for the Common Stock at the close of business on the Warrant Date or the five day average stock price for the Common Stock at the close of business on the five days immediately preceding such advance.

         SECTION 1. PAYMENT TERMS.

         (A) INTEREST. Interest on the principal advanced to the Maker shall commence as of the date of the advance and shall accrue until the maturity date of February 7, 2002 (such period of time, the "Term") on the Principal Balance at a rate equal to the Prime Rate plus 1%. Interest shall accrue daily on the Principal Balance throughout the Term, and the Principal Balance and all interest accrued thereon shall be paid at the expiration of the Term. For purposes of this Note, the term "Prime Rate" shall mean the average of the prime rates quoted daily in The Wall Street Journal during the Term of the Note. (When the daily prime rate is quoted as a range, we will use an average of the high and low rates in calculating the prime rate for that day.) Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 days.

         (B) PAYMENT. Payment of the Principal Balance plus all accrued interest thereon shall be due and payable on February 7, 2002. In the event that this Note must be extended by the Maker, the Maker shall issue to the Noteholder warrants to purchase the common stock of the Maker as set forth below:
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                  1.       For the first sixty-day (60) extension each
                           Noteholder shall receive 100,000 warrants.
                  2.       For the second sixty-day (60) extension each
                           Noteholder shall receive 50,000 warrants.
                  3.       For any additional sixty-day (60) extensions each
                           Noteholder shall receive 50,000 warrants.

  The above warrants shall be priced at $0.49 per warrant.

         (C) PREPAYMENTS. The Maker shall have the right to prepay all or any part of this Note without penalty. Any amount prepaid shall not be eligible to be readvanced under this Note.

         (D) NO SET-OFFS. Payment is to be made absolutely and unconditionally, without defenses, set-offs, or claims or counterclaims of any kind whatsoever.

         (E) COLLATERAL. The Maker shall pledge all of its receivables, securities, inventory, and patents to the Noteholder and deliver to the Noteholder all necessary and appropriate collateral documents, including but not limited to security agreements, pledge agreements, UCC-1s, and shall file such documents as necessary to perfect such security interests. In the event that the maker fails to execute, file or deliver these documents or collateral, however, it is still the intention of the Maker to pledge such assets to the Noteholder.

         (F) RIGHT TO CONVERT. At any time prior to the full repayment of any amount to the Noteholder, the Noteholder shall have the right to convert this promissory note and any interest due into shares of the common stock at a price of $0.49 per share.

         SECTION 2. DEFAULT.

         (A) REMEDIES AND EVENTS OF DEFAULT. The Maker shall be in default hereunder, and the entire unpaid Principal Balance, shall be immediately due and payable at the option of the Noteholder, upon the occurrence of any of the following events: (a) the making of an assignment by the Maker for the benefit of creditors or the commencement of a case by or against the Maker under any bankruptcy, rehabilitation, debt adjustment, liquidation or receivership law (state or federal); (b) the entry of any judgment against the Maker or the issuing of any attachment or garnishment against any property of the Maker; or
(c) any default in the payment of the Principal Balance when same is due and payable hereunder. Such right is in addition to all other rights and remedies at law or in equity, all rights and remedies available to a noteholder under the Commonwealth of Massachusetts Uniform Commercial Code and all rights and remedies provided in any other agreement executed in connection with this transaction that may be available to Noteholder.


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         (B)      ATTORNEYS FEES. The Maker hereby agrees to pay all expenses incurred, including reasonable attorneys' fees and disbursements, incurred by Noteholder if this Note is placed in the hands of an attorney for collection (whether or not by way of litigation) or if collected through probate, bankruptcy or other judicial proceedings.

         (C) INTEREST AT DEFAULT. If any payment hereunder is not made when due, such amount shall bear interest until paid at an annual rate of interest equal to twenty-four percent (24%) unless such rate exceeds the maximum interest rate permitted under Commonwealth of Massachusetts law, in which case such amount shall bear interest until paid at a rate equal to such maximum rate permitted under Commonwealth of Massachusetts law.

         (D) CONFESSION OF JUDGMENT. At any time after default by the Maker hereunder, the Maker hereby constitutes, appoints, authorizes and empowers the Clerk of any court, or any attorney-at-law whom Noteholder may designate, to appear for the Maker in any court having competent jurisdiction in one or more proceedings, or before any Clerk thereof, and to confess judgment in favor of Noteholder against the Maker without prior notice or opportunity for prior hearing, for the unpaid balance of principal due hereunder plus accrued interest thereon, if any, and the cost of suit and an attorneys' fee equal to fifteen percent (15%) of such unpaid amount, hereby ratifying and confirming any and all acts and things that the Clerk of the court or said attorney, or both, may do that are necessary and convenient to a valid confession of judgment whether it was under the jurisdiction of said court or not, hereby waiving and releasing, to the fullest extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension under levy upon real estate or personal property to which the Maker may otherwise be entitled under the laws of the United States or any state or possession of the United States now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment against the Maker shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as the Noteholder shall deem necessary or desirable, for all of which this Note shall be deemed sufficient warrant.

         SECTION 3. BUSINESS PURPOSE. The Maker expressly warrants and represents that the indebtedness hereby evidenced has been incurred for the purpose of carrying on a business, professional or commercial activity and that no portion of the proceeds of the loan hereby evidenced shall be used to purchase consumer goods. Notwithstanding anything to the contrary, under no circumstances will interest accrue or be payable at a rate in excess of the maximum rate allowed by the laws of the Commonwealth of Massachusetts.

         SECTION 4. PLACE OF PAYMENT AND NOTICES.

         (A) PLACE OF PAYMENT. All payments on this Note shall be paid in immediately available funds at the address of the Noteholder set forth for notices in subsection (b) below.

         (B) NOTICES. Any notice or other communication required or permitted to be given


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hereunder shall be in writing, and shall be delivered by facsimile, hand or overnight courier to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the others). Notices or other communications shall be deemed given when actually received.

                  To Maker:            Richard W. Egan
                                       Simtrol, Inc.
                                       5801 Goshen Springs Road
                                       Norcross, Georgia 30071
                                       Facsimile:  770-441-1823

                  To Noteholder:       Offices of Edward S. Redstone
                                       222 Merrimack Street, Suite 210
                                       Lowell, Massachusetts 01852
                                       Attention:  John J. Leonardi
                                       Facsimile:  978-452-1229

                           With copy not constituting notice to:
                                       Williams & Connolly, LLP
                                       725 12th Street, N.W.
                                       Washington, D.C.  20005
                                       Attention:  Robert M. Krasne, Esq.
                                       Facsimile:  (202) 434-5194

         SECTION 5. MISCELLANEOUS.

         (A) SEVERABILITY. If any provision of this Note shall be held to be invalid or unenforceable in any jurisdiction in which this Note is sought to be enforced, such invalidity or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid or unenforceable provision were omitted.

         (B) TRANSFERABILITY. This Note may be sold, assigned, transferred, pledged, or hypothecated by the Noteholder to any person or entity.

         (C) NOTE BINDING. This Note shall inure to the benefit of the Noteholder, and shall be binding upon the Maker and its successors, assigns and legal representatives.

         (D) REMEDIES CUMULATIVE. Each right, power and remedy of the Noteholder under this Note, or under applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Noteholder of any or all such other rights, powers or remedies.

         (E) NO WAIVER/NO MODIFICATIONS. No failure or delay by the Noteholder to insist


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upon the strict performance of any one or more provisions of this Note or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof, or preclude the Noteholder from exercising any such right, power or remedy. No modification, change, waiver or amendment of this Note shall be deemed to be made unless in writing signed by the party to be charged.

         (F) WAIVER OF PRESENTMENT. The Maker, and all endorsers, guarantors, and sureties, hereby waive presentment for payment, notice of demand, notice of prepayment or dishonor, protest, notice of protest, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of payment of this Note.

         (G) GOVERNING LAW. THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

         (H) CONSENT TO JURISDICTION. THE MAKER IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS, WITH REGARD TO ANY DISPUTES ARISING OUT OF OR RELATING TO THIS NOTE AND HEREBY WAIVE ALL DEFENSES, CLAIMS AND OBJECTIONS BASED ON LACK OF PERSONAL JURISDICTION OR IMPROPER OR INCONVENIENT FORUM WITH RESPECT TO THE FOREGOING. THE MAKER IRREVOCABLY AGREES TO ACCEPT SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THEIR ADDRESS SET FORTH HEREIN.

         (I) CAPTIONS: GENDER: NUMBER. The captions hereof are for convenience of reference only and shall neither limit nor enlarge the provisions hereof. All provisions used herein, whether used in the masculine, feminine or neutral gender, shall include all other genders. The singular shall include the plural and vice versa unless the context requires otherwise.

         (J) SECOND NOTE. The Maker shall simultaneously execute a second, identical note of like amount in favor of Larry Carr (the "Second Note"). The terms of the Second Note shall be identical to the terms of this Note. All advances shall be made so that the amounts outstanding under this note and the Second Note shall be equal. All payments by the Maker and collateral provided as security for the two notes shall be shared pari passu by the holder of this note and the holder of the Second Note.


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         IN WITNESS WHEREOF, the undersigned Maker, intending to be legally bound hereby, has caused this Agreement to be executed by its respective officer thereunto duly authorized, as of the date first above written.

                                      SIMTROL, INC.



----------------------------          -----------------------------
           Witness                    By:   Richard W. Egan
                                      Its:  CEO

                                    )
County of                           )
          ---------------           )        ss:
State of Georgia                    )
                                    )

Sworn and subscribed to before me
by
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this    day of              2002.
     --        ------------,

---------------------------------
Notary Public

My Commission Expires:
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